                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                Date of Report
                       (Date of earliest event reported)
                                 June 26, 1997


                       CHOICE HOTELS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)

         1-11915                                           1985619
         -------                                           -------
(Commission File Number)                       (IRS Employer Identification No.)

10750 Columbia Pike, Silver Spring, Maryland                20901
--------------------------------------------                -----
(Address of principal executive officers)                 (Zip code)


                        Registrant's telephone number,
                      including area code (301) 979-5000
                                          --------------
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Item 5. Other Events
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        The company announced in a press release, attached as Exhibit 99.1, its three year strategic plan. The company also issued a press release, attached as
Exhibit 99.2, announcing the name and management team of the company upon the proposed spin-off of the company's franchising operations. The discussion in each of the press releases contains forward looking statements which represent management's current judgment. However, these statements are subject to risks and uncertainties. The following factors, among others, could cause actual results to differ materially:

        -- growth strategies are subject to the company's access to sufficient capital;
        -- expansion into new niches is dependent upon sufficient capital, demand for such new products from franchisees and consumers and the company's ability to successfully manage the expansion;
        -- new acquisitions are dependent upon market conditions, access to sufficient capital and reaction of shareholders to potential dilution;
        -- actual costs associated with acquisitions and development could exceed budgeted costs;
        -- performance of Project Manager is subject to unforseen delays in continued roll-out, such as unforseen technical problems and ability of third party suppliers of hardware to meet orders;
        -- Profit Manager's ability to increase RevPAR could be adversely affected by a downturn in occupancy rates, and imbalance between supply and demand for hotel rooms, increased competition and the ability of franchisees to maintain staff trained in using the product;
        -- international growth is dependent upon demand for the company's brands and the ability of the company to consummate strategic alliances with foreign partners;
        -- international growth and profitability could be adversely affected by currency fluctuations and political/social risks in certain countries;
        -- the proposed spin-off of the franchising business is subject to certain conditions and there can be no assurance that the spin-off will occur.

        Investors are urged to read the Company's other documents filed with the Securities and Exchange Commission, including the Preliminary Proxy Statement filed May 30, 1997, for additional investment considerations.


Item 7. Financial Statements and Exhibits
------  ---------------------------------
(c)     Exhibits
        --------

99.1 Press Release, dated June 26, 1997 announcing the company's three year strategic plan.

99.2 Press Release dated June 26, 1997 announcing name and CEO of company upon spin-off of franchising operations.


                                       2






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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHOICE HOTELS INTERNATIONAL, INC.
                                        (Registrant)



                                    By:    /s/ Michael J. DeSantis
                                           ----------------------------------
                                    Name:  Michael J. DeSantis
                                    Title: Senior Vice President, General
                                               Counsel and Secretary


Date: June 26, 1997